SUMMARY PROSPECTUS — MAY 1, 2026

Guardian Diversified Research VIP Fund

This Summary Prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. and is not intended for use by other investors. Before you invest, you may want to review the Fund's Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus, reports to shareholders, and other information about the Fund, including the Fund's Statement of Additional Information (SAI), online at https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/. You can also obtain this information at no cost by calling 1-888-GUARDIAN (1-888-482-7342) (variable life insurance policy owners); or by calling 1-800-830-4147 (variable annuity contract owners); variable life insurance policy owners may also send an email request to MyCareRequest@guardianlife.com. You may also contact your financial intermediary. This Summary Prospectus incorporates by reference the Fund's Prospectus and SAI, each dated May 1, 2026, as may be amended or supplemented from time to time.

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.04%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.93%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.93% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The

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Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Diversified Research VIP Fund	$95	$320	$563	$1,261

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in common stocks (growth or value stocks or both) of U.S. large-capitalization companies that Putnam Investment Management, LLC, the Fund's subadviser (the "Subadviser"), believes have favorable investment potential. The Subadviser defines large-capitalization companies as companies with market capitalizations similar to companies in the Standard & Poor's 500® Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $6.64 billion to $4.24 trillion as of March 31, 2026. In addition to common stocks, the Fund may invest in preferred stocks and convertible securities.

The Fund may purchase securities of companies with stock prices that reflect a value lower than that which the Subadviser places on the company or security, as applicable. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. The Subadviser may consider, among other factors, a company's valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events, or the threat or potential of one or more such events and developments, may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions (such as recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, such as sanctions) or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's

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financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Preferred Securities Risk. Preferred securities represent an equity or ownership interest in an issuer. Preferred securities are subject to many of the risks to which common stock and debt securities are subject. Preferred securities normally pay dividends at a specified rate and take precedence over common stock in the event the issuer is liquidated or declares bankruptcy. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer's financial performance. If interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of such securities to decline.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer's financial condition becomes significantly impaired.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 21.71% (2nd Q 2020)
Lowest Quarterly Return: -19.50% (1st Q 2020)

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Average Annual Total Returns (for the periods ended December 31, 2025)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	18.06%	14.36%	15.13%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)		17.89%	14.43%	15.03%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Putnam Investment Management, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Shep Perkins, CFA	Chief Investment Officer	February 25, 2019
Kathryn Lakin	Director of Equity Research and Portfolio Manager	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

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